U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  January 11, 2002
                                      --------------------


                                 Med Gen, Inc.
            ------------------------------------------------------
            (Exact Name of registrant as specified in its Charter)




         Nevada                    000-29171                  65-0703559
------------------------     ---------------------       ------------------
(State of Incorporation)     (Commission File No.)          (IRS Employer
                                                         Identification No.)



7284 W. Palmetto Park Road Suite 106, Boca Raton Florida          33433
--------------------------------------------------------       ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number:  (561) 750-1100
                              ------------------

                                     N/A
                   --------------------------------------
                   (Registrant's former name and address)



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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
           ----------------------------------------------

Pursuant to Item 304 of Regulation S-B the registrants states:

(a) (1)   On January 7, 2002, the Registrant changed accountants from
Richard H. Harris & Associates, PA to Stark Winter Schenkein & Co., LLP, 7535 East Hampden Ave., Suite 109, Denver, CO 80231.

          (i) Richard H. Harris & Associates, PA elected not to stand for reappointment as the Company's independent accountant;

          (ii) The financial statements reported on by Richard H. Harris & Associates, PA were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the past two fiscal years, and the interim period through January 7, 2002;

          (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

          (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period through January 7, 2002.

               (B)  Not applicable;

               (C)  Not applicable;

               (D)  Not applicable; and

               (E)  Not applicable.

    (2)   On January 7, 2002, the Registrant engaged Stark Winter
Schenkein & Co., LLP, as its independent accountants.

          (i) The Registrant did not consult with Stark Winter Schenkein & Co., LLP, its new independent accountants, regarding any matter prior to its engagement; and

          (ii)    Not applicable.

    (3) The Registrant has provided to Richard H. Harris & Associates, PA, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Richard H. Harris & Associates, PA, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

          (b)  Not applicable.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

          (a)   Financial Statements of business acquired.

		Not Applicable

          (b)   Pro Forma financial information.

		Not Applicable

          (c)   Index to Exhibits.

Exhibit Number     Description
--------------     -----------

(16) Letter from Richard H Harris & Associates, PA pursuant to Item 304(a)(3) of Regulation S-B


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Med Gen Inc.
Dated: January 11, 2002

                                     /s/ Paul Kravitz
                                     ------------------------------
                                     By: Paul Kravitz
                                     Title: CEO



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